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                                                                    EXHIBIT 23.1




                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS




As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated June 26, 1998 included in Eagle Bancshares, Inc.'s Form 10-K for the year ended March 31, 1998 and to all references to our Firm included in this registration statement.



ARTHUR ANDERSEN LLP



Atlanta, Georgia
July 20, 1998